UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2021

LPL Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4707 Executive Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(800) 877-7210

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 30, 2021, LPL Financial Holdings Inc. (together with its subsidiaries, including LPL Financial LLC, the “Company” or “LPL Financial”) issued a press release announcing the Company had completed its acquisition of the wealth management business (the “Wealth Management Business”) of Waddell & Reed Financial, Inc. (“Waddell & Reed”) from Macquarie Management Holdings, Inc. (“Seller”). A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On April 30, 2021, LPL Financial acquired all of the equity interests in the entities comprising the Wealth Management Business, including Waddell & Reed, Inc., a broker-dealer and registered investment advisor, and certain of its subsidiaries, as well as certain other assets and rights of Waddell & Reed and its subsidiaries. In consideration for this acquisition, LPL Financial paid to the Seller a cash purchase price of approximately $300 million (before a customary net capital adjustment) and assumed certain liabilities related to the Wealth Management Business.

In connection with the completion of the acquisition, LPL Financial also entered into marketing support agreements with an affiliate of Seller to provide for servicing and marketing support program participation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 30, 2021 (“LPL Financial Closes Acquisition of Waddell & Reed’s Wealth Management Business”)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

Date: April 30, 2021

	By:	/s/ Matthew J. Audette
	Name:	Matthew J. Audette
	Title:	Chief Financial Officer